Stock-Based Compensation and Other Non-Cash Long-Term Incentive Compensation (Tables)	9 Months Ended
Sep. 30, 2013
Stock-Based Compensation
Schedule of vesting of the LTIP restricted stock awards, subject to certain accelerated vesting conditions, under the Amended Plans

Vesting Date	Key Management Personnel	Non-Employee Directors
Day following the IPO	25.00%	25.00%
December 31, 2013(1)	15.00%	—
December 31, 2014	15.00%	18.75%
December 31, 2015	15.00%	18.75%
December 31, 2016	15.00%	18.75%
December 31, 2017	15.00%	18.75%

(1)  Subject to the terms and conditions of the Amended Plans, awards scheduled to vest on December 31, 2013 are forfeited by the participant upon their termination without good reason.  As a result, we have assumed their vesting date as December 31, 2017 in our accounting for the related stock-based compensation expense.  No other scheduled vesting dates have this limitation and are therefore considered earned on such dates.